Exhibit 99.2

Ovintiv Inc.

Selected Financial Information

(unaudited)

For the period ended March 31, 2025

U.S. Dollar / U.S. Protocol

Condensed Consolidated Statement of Earnings (unaudited)

	Three Months Ended
	March 31,
(US$ millions, except per share amounts)	2025	2024

Revenues
Product and service revenues (1)	$1,965	$1,938
Sales of purchased product (1)	410	449
Gains (losses) on risk management, net	(16)	(54)
Sublease revenues	18	19
Total Revenues	2,377	2,352

Operating Expenses
Production, mineral and other taxes	87	83
Transportation and processing	398	419
Operating	205	243
Purchased product	402	440
Depreciation, depletion and amortization	545	566
Impairments	730	-
Accretion of asset retirement obligation	6	5
Administrative	93	102
Total Operating Expenses	2,466	1,858
Operating Income (Loss)	(89)	494

Other (Income) Expenses
Interest	97	98
Foreign exchange (gain) loss, net	10	(28)
Other (gains) losses, net	(3)	(4)
Total Other (Income) Expenses	104	66
Net Earnings (Loss) Before Income Tax	(193)	428
Income tax expense (recovery)	(34)	90
Net Earnings (Loss)	$(159)	$338

Net Earnings (Loss) per Share of Common Stock
Basic	$(0.61)	$1.25
Diluted	(0.61)	1.24
Weighted Average Shares of Common Stock Outstanding (millions)
Basic	260.4	269.7
Diluted	260.4	272.3
(1)
See Note 3 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv’s Quarterly Report on Form 10-Q regarding the reclassification of the Company’s previously reported Market Optimization segment.

Condensed Consolidated Statement of Comprehensive Income (unaudited)

	Three Months Ended
	March 31,
(US$ millions)	2025	2024

Net Earnings (Loss)	$(159)	$338
Other Comprehensive Income (Loss), Net of Tax
Foreign currency translation adjustment	8	(76)
Pension and other post-employment benefit plans	(1)	(1)
Other Comprehensive Income (Loss)	7	(77)
Comprehensive Income (Loss)	$(152)	$261

Ovintiv Inc.	1	Selected Financial Information

Condensed Consolidated Balance Sheet (unaudited)

	As at	As at
	March 31,	December 31,
(US$ millions)	2025	2024

Assets
Current Assets
Cash and cash equivalents	$8	$42
Accounts receivable and accrued revenues (net of allowances
of $5 million (2024: $5 million))	1,240	1,183
Risk management	80	108
Income tax receivable	22	36
	1,350	1,369
Property, Plant and Equipment, at cost:
Oil and natural gas properties, based on full cost accounting
Proved properties	67,253	66,009
Unproved properties	732	764
Other	848	865
Property, plant and equipment	68,833	67,638
Less: Accumulated depreciation, depletion and amortization	(54,562)	(53,274)
Property, plant and equipment, net	14,271	14,364
Other Assets	1,263	965
Deferred Income Taxes	184	10
Goodwill	2,546	2,546
	$19,614	$19,254

Liabilities and Shareholders’ Equity
Current Liabilities
Accounts payable and accrued liabilities	$1,858	$1,883
Current portion of operating lease liabilities	102	82
Income tax payable	14	9
Risk management	46	107
Current portion of long-term debt	1,144	600
	3,164	2,681
Long-Term Debt	4,394	4,853
Operating Lease Liabilities	1,107	737
Other Liabilities and Provisions	131	114
Risk Management	13	21
Asset Retirement Obligation	427	315
Deferred Income Taxes	298	202
	9,534	8,923

Shareholders’ Equity
Share capital - authorized 775 million shares of stock
2025 issued and outstanding: 261.1 million shares (2024: 260.4 million shares)	3	3
Paid in surplus	8,024	8,045
Retained earnings	1,269	1,506
Accumulated other comprehensive income	784	777
Total Shareholders’ Equity	10,080	10,331
	$19,614	$19,254

Ovintiv Inc.	2	Selected Financial Information

Condensed Consolidated Statement of Cash Flows (unaudited)

	Three Months Ended
	March 31,
(US$ millions)	2025	2024

Operating Activities
Net earnings (loss)	$(159)	$338
Depreciation, depletion and amortization	545	566
Impairments	730	-
Accretion of asset retirement obligation	6	5
Deferred income taxes	(77)	58
Unrealized (gain) loss on risk management	46	100
Unrealized foreign exchange (gain) loss	(45)	(23)
Foreign exchange (gain) loss on settlements	(42)	(2)
Other	-	(7)
Net change in other assets and liabilities	(11)	(12)
Net change in non-cash working capital	(120)	(364)
Cash From (Used in) Operating Activities	873	659

Investing Activities
Capital expenditures	(617)	(591)
Acquisitions	(2,310)	(190)
Corporate acquisition	-	12
Proceeds from divestitures	1,884	2
Net change in investments and other	148	6
Cash From (Used in) Investing Activities	(895)	(761)

Financing Activities
Net issuance (repayment) of revolving debt	85	461
Purchase of shares of common stock	-	(250)
Dividends on shares of common stock	(78)	(80)
Finance lease payments and other	(19)	(29)
Cash From (Used in) Financing Activities	(12)	102

Foreign Exchange Gain (Loss) on Cash, Cash Equivalents
and Restricted Cash Held in Foreign Currency	-	2

Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	(34)	2
Cash, Cash Equivalents and Restricted Cash, Beginning of Year	42	3
Cash, Cash Equivalents and Restricted Cash, End of Period	$8	$5

Cash, End of Period	$7	$3
Cash Equivalents, End of Period	1	2
Restricted Cash, End of Period	-	-
Cash, Cash Equivalents and Restricted Cash, End of Period	$8	$5

Ovintiv Inc.	3	Selected Financial Information

Ovintiv Inc.

Interim Supplemental Information

(unaudited)

For the period ended March 31, 2025

U.S. Dollar / U.S. Protocol

First quarter report

for the period ended March 31, 2025

Supplemental Financial Information (unaudited)

Financial Results

	2025	2024
(US$ millions, unless otherwise specified)	Q1	Year	Q4	Q3	Q2	Q1

Net Earnings (Loss)	(159)	1,125	(60)	507	340	338

Per share - basic (1)	(0.61)	4.25	(0.23)	1.93	1.28	1.25
Per share - diluted (1)	(0.61)	4.21	(0.23)	1.92	1.27	1.24

Non-GAAP Adjusted Earnings (2)	370	1,560	351	489	331	389

Per share - basic (1)	1.42	5.90	1.35	1.87	1.24	1.44
Per share - diluted (1)	1.42	5.83	1.35	1.85	1.23	1.43

Non-GAAP Cash Flow (3)	1,004	4,042	1,004	978	1,025	1,035

Per share - basic (1)	3.86	15.28	3.86	3.73	3.85	3.84
Per share - diluted (1)	3.86	15.12	3.86	3.70	3.82	3.80

Foreign Exchange Rates (C$ per US$1)
Average	1.435	1.370	1.398	1.364	1.368	1.349
Period end	1.438	1.439	1.439	1.350	1.369	1.355

Non-GAAP Adjusted Earnings Summary

Net Earnings (Loss) Before Income Tax	(193)	1,351	(101)	558	466	428
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(46)	(136)	(75)	31	8	(100)
Impairments	(730)	(450)	(450)	-	-	-
Non-operating foreign exchange gain (loss)	87	6	(14)	(16)	11	25
Adjusted Earnings (Loss) Before Income Tax	496	1,931	438	543	447	503
Income tax expense (recovery) (4)	126	371	87	54	116	114

Non-GAAP Adjusted Earnings (2)	370	1,560	351	489	331	389

Non-GAAP Cash Flow Summary

Cash From (Used in) Operating Activities	873	3,721	1,020	1,022	1,020	659
(Add back) Deduct:
Net change in other assets and liabilities	(11)	(74)	(39)	19	(42)	(12)
Net change in non-cash working capital	(120)	(247)	55	25	37	(364)

Non-GAAP Cash Flow (3)	1,004	4,042	1,004	978	1,025	1,035

(1)
Net Earnings (Loss), Non-GAAP Adjusted Earnings and Non-GAAP Cash Flow per share are calculated using the weighted average number of shares of common stock outstanding as follows:

	2025	2024
(millions)	Q1	Year	Q4	Q3	Q2	Q1

Weighted Average Shares of Common Stock Outstanding

Basic	260.4	264.6	260.3	262.1	266.2	269.7

Diluted	260.4	267.4	260.3	264.0	268.1	272.3
(2)
Non-GAAP Adjusted Earnings is a non-GAAP measure defined as net earnings (loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non‑operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.
(3)
Non-GAAP Cash Flow is a non-GAAP measure defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital.
(4)
Calculated using the applicable U.S. federal and state statutory income tax rate of 21.75 percent and the applicable Canadian federal and provincial statutory income tax rate of 23.7 percent (2024 - 21.75 percent and 23.7 percent, respectively).

Financial Metrics

	2025	2024
	Q1	Year

Debt to Capitalization	35%	35%
Debt to Adjusted Capitalization (1)	24%	23%
Debt to EBITDA (1)	1.6x	1.3x
Debt to Adjusted EBITDA (1)	1.2x	1.2x

(1)
Debt to Adjusted Capitalization, Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as indicators of the Company’s overall financial strength. Non-GAAP measures are defined and calculated in the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Ovintiv Inc.	1	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Operating Information (unaudited)

Production Volumes by Product

		2025	2024
(average)	% of Oil & NGLs	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)	51	150.5	168.3	167.1	168.4	167.3	170.4
NGLs - Plant Condensate (Mbbls/d)	19	55.2	42.9	42.6	44.0	44.6	40.5
Oil & Plant Condensate (Mbbls/d)	70	205.7	211.2	209.7	212.4	211.9	210.9
Butane (Mbbls/d)	8	22.2	21.2	21.5	21.6	21.3	20.6
Propane (Mbbls/d)	11	33.1	34.7	34.5	35.0	35.3	34.0
Ethane (Mbbls/d)	11	33.4	34.9	34.1	36.0	35.4	33.8
NGLs - Other (Mbbls/d)	30	88.7	90.8	90.1	92.6	92.0	88.4
Oil & NGLs (Mbbls/d)	100	294.4	302.0	299.8	305.0	303.9	299.3

Natural Gas (MMcf/d)		1,764	1,698	1,680	1,725	1,740	1,648

Total (MBOE/d)		588.3	585.0	579.9	592.6	593.8	573.8

Production Volumes by Segment

	2025	2024
(average)	Q1	Year	Q4	Q3	Q2	Q1

Oil (Mbbls/d)
USA Operations	150.3	167.9	166.6	168.0	166.8	170.2
Canadian Operations	0.2	0.4	0.5	0.4	0.5	0.2
	150.5	168.3	167.1	168.4	167.3	170.4

NGLs - Plant Condensate (Mbbls/d)
USA Operations	10.3	11.2	11.6	11.7	10.9	10.6
Canadian Operations	44.9	31.7	31.0	32.3	33.7	29.9
	55.2	42.9	42.6	44.0	44.6	40.5

Oil & Plant Condensate (Mbbls/d)
USA Operations	160.6	179.1	178.2	179.7	177.7	180.8
Canadian Operations	45.1	32.1	31.5	32.7	34.2	30.1
	205.7	211.2	209.7	212.4	211.9	210.9

NGLs - Other (Mbbls/d)
USA Operations	70.4	75.8	75.1	77.7	75.7	74.6
Canadian Operations	18.3	15.0	15.0	14.9	16.3	13.8
	88.7	90.8	90.1	92.6	92.0	88.4

NGLs - Total (Mbbls/d)
USA Operations	80.7	87.0	86.7	89.4	86.6	85.2
Canadian Operations	63.2	46.7	46.0	47.2	50.0	43.7
	143.9	133.7	132.7	136.6	136.6	128.9

Oil & NGLs (Mbbls/d)
USA Operations	231.0	254.9	253.3	257.4	253.4	255.4
Canadian Operations	63.4	47.1	46.5	47.6	50.5	43.9
	294.4	302.0	299.8	305.0	303.9	299.3

Natural Gas (MMcf/d)
USA Operations	510	537	548	543	531	526
Canadian Operations	1,254	1,161	1,132	1,182	1,209	1,122
	1,764	1,698	1,680	1,725	1,740	1,648

Total (MBOE/d)
USA Operations	315.9	344.4	344.7	348.0	341.9	343.0
Canadian Operations	272.4	240.6	235.2	244.6	251.9	230.8
	588.3	585.0	579.9	592.6	593.8	573.8

Ovintiv Inc.	2	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Financial & Operating Information (unaudited)

Results of Operations

Revenues and Realized Gains (Losses) on Risk Management

	2025	2024
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1

USA Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	975	4,549	1,041	1,135	1,192	1,181
NGLs (2)	190	740	196	180	176	188
Natural Gas	145	318	103	63	55	97
	1,310	5,607	1,340	1,378	1,423	1,466
Realized Gains (Losses) on Risk Management (3)
Oil	-	(34)	(1)	-	(25)	(8)
NGLs (2)	-	4	-	2	1	1
Natural Gas	-	145	21	42	51	31
	-	115	20	44	27	24

Canadian Operations

Revenues, excluding Realized Gains (Losses) on Risk Management (1)
Oil	2	10	2	3	4	1
NGLs (2)	323	992	238	249	271	234
Natural Gas	327	741	214	142	150	235
	652	1,743	454	394	425	470
Realized Gains (Losses) on Risk Management (3)
Oil	-	-	-	-	-	-
NGLs (2)	-	(1)	(1)	-	-	-
Natural Gas	30	153	40	53	38	22
	30	152	39	53	38	22

(1)
Excludes other revenues with no associated production volumes.
(2)
Includes plant condensate.
(3)
Excludes realized gains or losses from other derivative contracts with no associated production volumes and foreign exchange risk management positions.

Ovintiv Inc.	3	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Financial & Operating Information (unaudited)

Results of Operations (continued)

Per-Unit Results, Excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2025	2024
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1

Total USA Operations Netback
Price	46.02	44.39	42.20	42.97	45.61	46.85
Production, mineral and other taxes	2.91	2.53	2.27	2.55	2.74	2.56
Transportation and processing	3.92	4.04	4.03	4.02	4.05	4.07
Operating	5.97	6.34	6.02	6.02	6.58	6.77
Netback	33.22	31.48	29.88	30.38	32.24	33.45

Total Canadian Operations Netback
Price	26.59	19.67	20.84	17.39	18.40	22.30
Production, mineral and other taxes	0.16	0.16	0.16	0.15	0.17	0.17
Transportation and processing	11.37	11.85	12.09	12.00	11.37	11.96
Operating	1.46	1.24	1.02	1.55	1.18	1.19
Netback	13.60	6.42	7.57	3.69	5.68	8.98

Total Operations Netback
Price	37.03	34.22	33.53	32.41	34.08	36.97
Production, mineral and other taxes	1.64	1.56	1.41	1.56	1.65	1.60
Transportation and processing	7.36	7.25	7.30	7.31	7.15	7.25
Operating	3.89	4.24	3.99	4.17	4.29	4.52
Netback	24.14	21.17	20.83	19.37	20.99	23.60

(1)
Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed above have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense. For additional information regarding non-GAAP measures, including Netback reconciliations, see the Non-GAAP Definitions and Reconciliations document following this Supplemental Information report.

Other Per-Unit Results

	2025	2024
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1

Administrative Expense	1.75	1.71	2.16	1.33	1.41	1.95
Administrative Expense, Excluding Long-Term Incentive,
Restructuring, and Legal Costs	1.36	1.32	1.38	1.24	1.28	1.43

Ovintiv Inc.	4	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics

Per-Unit Prices, Excluding the Impact of Realized Gains (Losses) on Risk Management

	2025	2024
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	71.79	73.90	68.01	73.23	78.20	76.17
Canadian Operations	71.46	70.38	65.05	71.07	74.86	72.34
Total Operations	71.79	73.90	68.00	73.23	78.19	76.17

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.35	57.83	57.34	56.73	59.43	57.97
Canadian Operations	68.02	71.97	69.20	71.13	75.61	71.70
Total Operations	66.22	68.28	65.97	67.30	71.66	68.10

Oil & Plant Condensate Price ($/bbl)
USA Operations	70.93	72.90	67.31	72.16	77.05	75.10
Canadian Operations	68.04	71.95	69.14	71.13	75.60	71.71
Total Operations	70.30	72.75	67.59	72.00	76.82	74.62

NGLs - Other Price ($/bbl)
USA Operations	21.70	18.02	19.51	16.44	16.84	19.35
Canadian Operations	28.92	27.45	27.75	26.97	25.36	30.13
Total Operations	23.21	19.57	20.88	18.13	18.35	21.03

NGLs - Total Price ($/bbl)
USA Operations	26.40	23.15	24.57	21.73	22.20	24.16
Canadian Operations	56.71	57.69	55.71	57.22	59.21	58.59
Total Operations	39.71	35.21	35.35	33.99	35.74	35.82

Oil & NGLs Price ($/bbl)
USA Operations	55.97	56.57	53.10	55.35	59.09	58.79
Canadian Operations	56.76	57.80	55.81	57.34	59.35	58.65
Total Operations	56.14	56.76	53.52	55.66	59.13	58.77

Natural Gas Price ($/Mcf)
USA Operations	3.15	1.62	2.00	1.29	1.16	2.02
Canadian Operations	2.91	1.73	2.04	1.29	1.36	2.30
Total Operations	2.98	1.70	2.03	1.29	1.30	2.21

Total Price ($/BOE)
USA Operations	46.02	44.39	42.20	42.97	45.61	46.85
Canadian Operations	26.59	19.67	20.84	17.39	18.40	22.30
Total Operations	37.03	34.22	33.53	32.41	34.08	36.97

Ovintiv Inc.	5	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Impact of Realized Gains (Losses) on Risk Management

	2025	2024
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil ($/bbl)
USA Operations	-	(0.55)	(0.07)	-	(1.62)	(0.51)
Canadian Operations	-	-	-	-	-	-
Total Operations	-	(0.55)	(0.07)	-	(1.61)	(0.51)

NGLs - Plant Condensate ($/bbl)
USA Operations	-	-	-	-	-	-
Canadian Operations	-	(0.05)	(0.22)	-	-	-
Total Operations	-	(0.04)	(0.16)	-	-	-

Oil & Plant Condensate ($/bbl)
USA Operations	-	(0.52)	(0.06)	-	(1.52)	(0.48)
Canadian Operations	-	-	-	-	-	-
Total Operations	-	(0.44)	(0.09)	-	(1.27)	(0.42)

NGLs - Other ($/bbl)
USA Operations	-	0.15	-	0.24	0.15	0.15
Canadian Operations	-	-	-	-	-	-
Total Operations	-	0.13	-	0.20	0.12	0.13

NGLs - Total ($/bbl)
USA Operations	-	0.13	-	0.21	0.13	0.13
Canadian Operations	-	(0.04)	(0.15)	-	-	-
Total Operations	-	0.07	(0.01)	0.13	0.08	0.09

Oil & NGLs ($/bbl)
USA Operations	-	(0.32)	(0.02)	0.07	(1.02)	(0.30)
Canadian Operations	-	(0.04)	(0.15)	-	-	-
Total Operations	-	(0.27)	(0.04)	0.06	(0.85)	(0.26)

Natural Gas ($/Mcf)
USA Operations	-	0.74	0.41	0.83	1.05	0.65
Canadian Operations	0.26	0.36	0.38	0.48	0.35	0.22
Total Operations	0.18	0.47	0.39	0.59	0.56	0.35

Total ($/BOE)
USA Operations	-	0.91	0.64	1.35	0.87	0.77
Canadian Operations	1.22	1.73	1.83	2.32	1.69	1.03
Total Operations	0.56	1.25	1.12	1.76	1.21	0.87

Ovintiv Inc.	6	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Operating Statistics (continued)

Per-Unit Results, Including the Impact of Realized Gains (Losses) on Risk Management

	2025	2024
(US$)	Q1	Year	Q4	Q3	Q2	Q1

Oil Price ($/bbl)
USA Operations	71.79	73.35	67.94	73.23	76.58	75.66
Canadian Operations	71.46	70.38	65.05	71.07	74.86	72.34
Total Operations	71.79	73.35	67.93	73.23	76.58	75.66

NGLs - Plant Condensate Price ($/bbl)
USA Operations	58.35	57.83	57.34	56.73	59.43	57.97
Canadian Operations	68.02	71.92	68.98	71.13	75.61	71.70
Total Operations	66.22	68.24	65.81	67.30	71.66	68.10

Oil & Plant Condensate Price ($/bbl)
USA Operations	70.93	72.38	67.25	72.16	75.53	74.62
Canadian Operations	68.04	71.95	69.14	71.13	75.60	71.71
Total Operations	70.30	72.31	67.50	72.00	75.55	74.20

NGLs - Other Price ($/bbl)
USA Operations	21.70	18.17	19.51	16.68	16.99	19.50
Canadian Operations	28.92	27.45	27.75	26.97	25.36	30.13
Total Operations	23.21	19.70	20.88	18.33	18.47	21.16

NGLs - Total Price ($/bbl)
USA Operations	26.40	23.28	24.57	21.94	22.33	24.29
Canadian Operations	56.71	57.65	55.56	57.22	59.21	58.59
Total Operations	39.71	35.28	35.34	34.12	35.82	35.91

Oil & NGLs Price ($/bbl)
USA Operations	55.97	56.25	53.08	55.42	58.07	58.49
Canadian Operations	56.76	57.76	55.66	57.34	59.35	58.65
Total Operations	56.14	56.49	53.48	55.72	58.28	58.51

Natural Gas Price ($/Mcf)
USA Operations	3.15	2.36	2.41	2.12	2.21	2.67
Canadian Operations	3.17	2.09	2.42	1.77	1.71	2.52
Total Operations	3.16	2.17	2.42	1.88	1.86	2.56

Total Price ($/BOE)
USA Operations	46.02	45.30	42.84	44.32	46.48	47.62
Canadian Operations	27.81	21.40	22.67	19.71	20.09	23.33
Total Operations	37.59	35.47	34.65	34.17	35.29	37.84

Total Netback ($/BOE)
USA Operations	33.22	32.39	30.52	31.73	33.11	34.22
Canadian Operations	14.82	8.15	9.40	6.01	7.37	10.01
Total Operations	24.70	22.42	21.95	21.13	22.20	24.47

Ovintiv Inc.	7	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play

	2025	2024
(average)	Q1	Year	Q4	Q3	Q2	Q1

Oil Production (Mbbls/d)

USA Operations
Permian	126.0	119.6	117.9	117.9	117.5	124.9
Anadarko	18.9	21.9	21.1	21.0	21.2	24.4
Other (1)	5.4	26.4	27.6	29.1	28.1	20.9
Total USA Operations	150.3	167.9	166.6	168.0	166.8	170.2

Canadian Operations
Montney	0.2	0.4	0.5	0.4	0.5	0.2
Other (1)	-	-	-	-	-	-
Total Canadian Operations	0.2	0.4	0.5	0.4	0.5	0.2

Total	150.5	168.3	167.1	168.4	167.3	170.4

NGLs - Plant Condensate Production (Mbbls/d)

USA Operations
Permian	5.3	5.2	5.6	5.6	5.2	4.7
Anadarko	4.9	5.6	5.5	5.6	5.5	5.6
Other (1)	0.1	0.4	0.5	0.5	0.2	0.3
Total USA Operations	10.3	11.2	11.6	11.7	10.9	10.6

Canadian Operations
Montney	44.6	31.6	30.9	32.2	33.6	29.8
Other (1)	0.3	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	44.9	31.7	31.0	32.3	33.7	29.9

Total	55.2	42.9	42.6	44.0	44.6	40.5

Oil & Plant Condensate Production (Mbbls/d)

USA Operations
Permian	131.3	124.8	123.5	123.5	122.7	129.6
Anadarko	23.8	27.5	26.6	26.6	26.7	30.0
Other (1)	5.5	26.8	28.1	29.6	28.3	21.2
Total USA Operations	160.6	179.1	178.2	179.7	177.7	180.8

Canadian Operations
Montney	44.8	32.0	31.4	32.6	34.1	30.0
Other (1)	0.3	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	45.1	32.1	31.5	32.7	34.2	30.1

Total	205.7	211.2	209.7	212.4	211.9	210.9

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	8	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025	2024
(average)	Q1	Year	Q4	Q3	Q2	Q1

NGLs - Other Production (Mbbls/d)

USA Operations
Permian	44.5	42.1	43.0	43.1	41.6	40.3
Anadarko	25.7	31.9	29.6	32.5	32.8	32.9
Other (1)	0.2	1.8	2.5	2.1	1.3	1.4
Total USA Operations	70.4	75.8	75.1	77.7	75.7	74.6

Canadian Operations
Montney	18.3	15.0	15.0	14.9	16.3	13.8
Other (1)	-	-	-	-	-	-
Total Canadian Operations	18.3	15.0	15.0	14.9	16.3	13.8

Total	88.7	90.8	90.1	92.6	92.0	88.4

NGLs - Total Production (Mbbls/d)

USA Operations
Permian	49.8	47.3	48.6	48.7	46.8	45.0
Anadarko	30.6	37.5	35.1	38.1	38.3	38.5
Other (1)	0.3	2.2	3.0	2.6	1.5	1.7
Total USA Operations	80.7	87.0	86.7	89.4	86.6	85.2

Canadian Operations
Montney	62.9	46.6	45.9	47.1	49.9	43.6
Other (1)	0.3	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	63.2	46.7	46.0	47.2	50.0	43.7

Total	143.9	133.7	132.7	136.6	136.6	128.9

Oil & NGLs Production (Mbbls/d)

USA Operations
Permian	175.8	166.9	166.5	166.6	164.3	169.9
Anadarko	49.5	59.4	56.2	59.1	59.5	62.9
Other (1)	5.7	28.6	30.6	31.7	29.6	22.6
Total USA Operations	231.0	254.9	253.3	257.4	253.4	255.4

Canadian Operations
Montney	63.1	47.0	46.4	47.5	50.4	43.8
Other (1)	0.3	0.1	0.1	0.1	0.1	0.1
Total Canadian Operations	63.4	47.1	46.5	47.6	50.5	43.9

Total	294.4	302.0	299.8	305.0	303.9	299.3

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	9	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025	2024
(average)	Q1	Year	Q4	Q3	Q2	Q1

Natural Gas Production (MMcf/d)

USA Operations
Permian	248	236	248	243	232	220
Anadarko	247	265	260	264	269	267
Other (1)	15	36	40	36	30	39
Total USA Operations	510	537	548	543	531	526

Canadian Operations
Montney	1,251	1,152	1,131	1,182	1,203	1,093
Other (1)	3	9	1	-	6	29
Total Canadian Operations	1,254	1,161	1,132	1,182	1,209	1,122

Total	1,764	1,698	1,680	1,725	1,740	1,648

Total Production (MBOE/d)

USA Operations
Permian	217.1	206.1	207.8	207.3	203.0	206.3
Anadarko	90.7	103.6	99.6	103.1	104.4	107.5
Other (1)	8.1	34.7	37.3	37.6	34.5	29.2
Total USA Operations	315.9	344.4	344.7	348.0	341.9	343.0

Canadian Operations
Montney	271.6	239.0	235.0	244.5	250.8	225.8
Other (1)	0.8	1.6	0.2	0.1	1.1	5.0
Total Canadian Operations	272.4	240.6	235.2	244.6	251.9	230.8

Total	588.3	585.0	579.9	592.6	593.8	573.8

(1)
Other Operations includes production volumes from plays that are not part of the Company’s current focus. Production volumes associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025. Canadian Other Operations primarily included natural gas volumes in Horn River until the asset was divested on January 22, 2025.

Ovintiv Inc.	10	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025	2024
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1

Capital Expenditures, Excluding Capitalized Internal Costs

USA Operations
Permian	327	1,336	347	350	361	278
Anadarko	83	108	28	51	23	6
Other (1)	18	290	44	22	88	136
Total USA Operations	428	1,734	419	423	472	420

Canadian Operations
Montney	151	408	95	79	108	126
Other (1)	2	(2)	(2)	-	-	-
Total Canadian Operations	153	406	93	79	108	126

Total Capital Expenditures, Excluding Capitalized Internal Costs	581	2,140	512	502	580	546

Capitalized Directly Attributable Internal Costs

USA Operations
Permian	23	96	23	24	23	26
Anadarko	6	10	1	3	3	3
Other (1)	1	28	7	7	6	8
Total USA Operations	30	134	31	34	32	37

Canadian Operations
Montney	5	22	5	1	9	7
Other (1)	-	-	-	-	-	-
Total Canadian Operations	5	22	5	1	9	7

Total Capitalized Directly Attributable Internal Costs	35	156	36	35	41	44

Total Capital Expenditures

USA Operations
Permian	350	1,432	370	374	384	304
Anadarko	89	118	29	54	26	9
Other (1)	19	318	51	29	94	144
Total USA Operations	458	1,868	450	457	504	457

Canadian Operations
Montney	156	430	100	80	117	133
Other (1)	2	(2)	(2)	-	-	-
Total Canadian Operations	158	428	98	80	117	133

Corporate & Other	1	7	4	1	1	1
Total Capital Expenditures	617	2,303	552	538	622	591
Net Acquisitions & (Divestitures)	426	198	3	4	3	188
Net Capital Investment	1,043	2,501	555	542	625	779

(1)
Other Operations includes capital expenditures in plays that are not part of the Company’s current focus. Capital expenditures associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	11	Supplemental Information (prepared in US$)

First quarter report

for the period ended March 31, 2025

Supplemental Oil and Gas Operating Statistics (unaudited)

Results by Play (continued)

	2025	2024
	Q1	Year	Q4	Q3	Q2	Q1

Drilling Activity (net wells drilled)

USA Operations
Permian	36	167	40	50	45	32
Anadarko	7	17	4	7	6	-
Other (1)	1	20	4	-	1	15
Total USA Operations	44	204	48	57	52	47

Canadian Operations
Montney	21	64	18	12	13	21
Total Canadian Operations	21	64	18	12	13	21

Total	65	268	66	69	65	68

Completions Activity (net wells on production)

USA Operations
Permian	53	135	42	32	40	21
Anadarko	10	9	-	9	-	-
Other (1)	-	27	-	11	7	9
Total USA Operations	63	171	42	52	47	30

Canadian Operations
Montney	18	68	13	11	33	11
Total Canadian Operations	18	68	13	11	33	11

Total	81	239	55	63	80	41

(1)
Other Operations includes net wells drilled and net wells on production in plays that are not part of the Company’s current focus. Net wells drilled and net wells on production associated with Uinta were included in USA Other Operations until the asset was divested on January 22, 2025.

Ovintiv Inc.	12	Supplemental Information (prepared in US$)

Ovintiv Inc.

Non-GAAP Definitions and Reconciliations

(unaudited)

For the period ended March 31, 2025

U.S. Dollar / U.S. Protocol

For the period ended March 31, 2025

(US$ millions, except per share amounts or as indicated)

Non-GAAP Cash Flow, Non-GAAP Cash Flow Per Share (CFPS) and Non-GAAP Free Cash Flow - Non-GAAP Cash Flow is defined as cash from (used in) operating activities excluding net change in other assets and liabilities, and net change in non-cash working capital. Non-GAAP CFPS is Non-GAAP Cash Flow divided by the weighted average number of shares of common stock outstanding. Non-GAAP Free Cash Flow is defined as Non-GAAP Cash Flow in excess of capital expenditures, excluding net acquisitions and divestitures. Management believes these measures are useful to the Company and its investors as a measure of operating and financial performance across periods and against other companies in the industry, and are an indication of the Company’s ability to generate cash to finance capital programs, to service debt and to meet other financial obligations. These measures are used, along with other measures, in the calculation of certain performance targets for the Company’s management and employees.

Non-GAAP Cash Flow	YTD 2025

Cash From (Used in) Operating Activities	$873
Deduct (Add back):
Net change in other assets and liabilities	(11)
Net change in non-cash working capital	(120)
Non-GAAP Cash Flow	$1,004

Per Share - Basic	$3.86
Per Share - Diluted	3.86

Non-GAAP Free Cash Flow

Non-GAAP Cash Flow	$1,004
Deduct:
Capital expenditures	617
Non-GAAP Free Cash Flow	$387

Non-GAAP Adjusted Earnings - is defined as Net Earnings (Loss) excluding non-cash items that management believes reduces the comparability of the Company’s financial performance between periods. These items may include, but are not limited to, unrealized gains/losses on risk management, impairments, non-operating foreign exchange gains/losses, and gains/losses on divestitures. Income taxes includes adjustments to normalize the effect of income taxes calculated using the estimated annual effective income tax rate. In addition, any valuation allowances are excluded in the calculation of income taxes.

Non-GAAP Adjusted Earnings	YTD 2025

Net Earnings (Loss) Before Income Tax	$(193)
Before-tax (Addition) Deduction:
Unrealized gain (loss) on risk management	(46)
Impairments	(730)
Non-operating foreign exchange gain (loss)	87
Adjusted Earnings (Loss) Before Income Tax	496
Income tax expense (recovery)	126
Non-GAAP Adjusted Earnings	$370

Per Share - Basic	$1.42
Per Share - Diluted	1.42

Ovintiv Inc.	1	Non-GAAP Definitions and Reconciliations

Debt to Capitalization - Capitalization includes debt and total shareholders’ equity. Debt to Capitalization is monitored by management as an indicator of the Company’s overall financial strength.

Debt to Capitalization	YTD 2025

Long-Term Debt, Including Current Portion	$5,538
Total Shareholders’ Equity	10,080
Capitalization	$15,618

Debt to Capitalization	35%

Debt to Adjusted Capitalization - Debt to Adjusted Capitalization is a non-GAAP measure and is a proxy for Ovintiv’s financial covenant under the Company’s credit facilities which require Debt to Adjusted Capitalization to be less than 60 percent. Adjusted Capitalization includes debt, total shareholders’ equity and an equity adjustment for cumulative historical ceiling test impairments recorded as at December 31, 2011 in conjunction with the Company’s January 1, 2012 adoption of U.S. GAAP.

Debt to Adjusted Capitalization	YTD 2025

Long-Term Debt, Including Current Portion	$5,538
Total Shareholders’ Equity	10,080
Equity Adjustment for Impairments at December 31, 2011	7,746
Adjusted Capitalization	$23,364

Debt to Adjusted Capitalization	24%

EBITDA, Debt to EBITDA, Adjusted EBITDA and Debt to Adjusted EBITDA (Leverage Ratio/Target) - EBITDA is defined as trailing 12-month net earnings (loss) before income taxes, DD&A, and interest. Adjusted EBITDA is defined as EBITDA adjusted for impairments, accretion of asset retirement obligation, unrealized gains/losses on risk management, foreign exchange gains/losses, gains/losses on divestitures and other gains/losses. Debt to EBITDA and Debt to Adjusted EBITDA are non-GAAP measures monitored by management as an indicator of the Company’s overall financial strength.

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Trailing 12- Months

Long-Term Debt, Including Current Portion					$5,538

Net Earnings (Loss)	$340	$507	$(60)	$(159)	$628
Add back (deduct):
Depreciation, depletion and amortization	580	599	545	545	2,269
Interest	105	103	106	97	411
Income tax expense (recovery)	126	51	(41)	(34)	102
EBITDA	$1,151	$1,260	$550	$449	$3,410

Debt to EBITDA (times)					1.6

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Trailing 12- Months

Long-Term Debt, Including Current Portion					$5,538

Net Earnings (Loss)	$340	$507	$(60)	$(159)	$628
Add back (deduct):
Depreciation, depletion and amortization	580	599	545	545	2,269
Impairments	-	-	450	730	1,180
Accretion of asset retirement obligation	4	5	5	6	20
Interest	105	103	106	97	411
Unrealized (gains) losses on risk management	(8)	(31)	75	46	82
Foreign exchange (gain) loss, net	(10)	17	2	10	19
Other (gains) losses, net	(5)	(151)	(5)	(3)	(164)
Income tax expense (recovery)	126	51	(41)	(34)	102
Adjusted EBITDA	$1,132	$1,100	$1,077	$1,238	$4,547

Debt to Adjusted EBITDA (times)					1.2

Ovintiv Inc.	2	Non-GAAP Definitions and Reconciliations

Net Debt - Net Debt is defined as long-term debt, including the current portion, less cash and cash equivalents.

Net Debt	YTD 2025

Long-Term Debt, Including Current Portion	$5,538
Less:
Cash and cash equivalents	8
Net Debt	$5,530

Operating Margin/Operating Netback - Product revenues less costs associated with delivering the product to market, including production, mineral and other taxes, transportation and processing and operating expenses. When presented on a per BOE basis, Operating Netback is defined as indicated divided by average barrels of oil equivalent sales volumes. Operating Margin/Operating Netback is used by management as an internal measure of the profitability of a play.

Upstream Operating Cash Flow, excluding Risk Management and Upstream Operating Free Cash Flow - Upstream Operating Cash Flow, excluding Risk Management is a measure that adjusts the USA and Canadian Operations revenues for production, mineral and other taxes, transportation and processing expense, operating expense and the impacts of realized risk management activities. It is calculated as total upstream operating income excluding upstream depreciation, depletion and amortization, and the impact of risk management activities. Upstream Operating Free Cash Flow is defined as Upstream Operating Cash Flow, excluding Risk Management, in excess of upstream capital investment, excluding net acquisitions and divestitures. Management monitors these measures as it reflects operating performance and measures the amount of cash generated from the Company’s upstream operations.

Free Cash Flow Yield - Annualized Non-GAAP Free Cash Flow divided by the Company’s market capitalization.

Ovintiv Inc.	3	Non-GAAP Definitions and Reconciliations

Netback Calculation

Netback is a common metric used in the oil and gas industry to measure operating performance on a per-unit basis and is considered a non-GAAP measure. The netbacks disclosed below have been calculated on a BOE basis using upstream product revenues, excluding the impact of realized gains and losses on risk management, less costs associated with delivering the product to market, including production, mineral and other taxes, upstream transportation and processing expense and upstream operating expense.

Selected Financial Data (1)

	2025	2024
(US$ millions)	Q1	Year	Q4	Q3	Q2	Q1
USA Operations
Upstream Product Revenue (2) (3)	1,310	5,607	1,340	1,378	1,423	1,466
Production, mineral and other taxes	83	319	72	82	85	80
Transportation and processing	112	510	128	129	126	127
Operating	169	799	190	193	205	211
	946	3,979	950	974	1,007	1,048
Canadian Operations
Upstream Product Revenue (2) (3)	652	1,743	454	394	425	470
Production, mineral and other taxes	4	14	3	4	4	3
Transportation and processing	279	1,043	262	270	260	251
Operating	36	109	22	36	26	25
	333	577	167	84	135	191
Total Operations
Upstream Product Revenue (2) (3)	1,962	7,350	1,794	1,772	1,848	1,936
Production, mineral and other taxes	87	333	75	86	89	83
Transportation and processing	391	1,553	390	399	386	378
Operating	205	908	212	229	231	236
	1,279	4,556	1,117	1,058	1,142	1,239

(1)	Segmented financial information per the notes to Ovintiv's financial statements and/or management's discussion and analysis.
(2)	Excludes the impact of realized gains and losses on risk management.
(3)	Excludes service revenues, certain other revenues and royalty adjustments with no associated production volumes.

Sales Volumes (1)

	2025	2024
(BOE)	Q1	Year	Q4	Q3	Q2	Q1
USA Operations	28,478,970	126,001,722	31,667,596	32,027,500	31,141,019	31,165,771
Canadian Operations	24,512,940	88,059,600	21,638,124	22,502,832	22,919,260	20,999,433
Total	52,991,910	214,061,322	53,305,720	54,530,332	54,060,279	52,165,204

(1)	Numbers may not add due to the calculation of volumes, which is based on sales volumes per day on a BOE basis times the number of days in the period.

Calculated Operating Netback, excluding the Impact of Realized Gains (Losses) on Risk Management (1)

	2025	2024 (2)
(US$/BOE)	Q1	Year	Q4	Q3	Q2	Q1
Total USA Operations
Price	46.00	44.40	42.22	42.96	45.60	46.88
Production, mineral and other taxes	2.91	2.53	2.27	2.56	2.73	2.57
Transportation and processing	3.93	4.05	4.04	4.03	4.05	4.07
Operating	5.93	6.34	6.00	6.03	6.58	6.77
Netback	33.22	31.48	29.90	30.35	32.24	33.47
Total Canadian Operations
Price	26.60	19.67	20.84	17.38	18.41	22.29
Production, mineral and other taxes	0.16	0.16	0.14	0.18	0.17	0.14
Transportation and processing	11.38	11.84	12.11	12.00	11.34	11.95
Operating	1.47	1.24	1.02	1.60	1.13	1.19
Netback	13.58	6.43	7.58	3.60	5.76	9.00
Total Operations
Price	37.02	34.22	33.54	32.40	34.07	36.98
Production, mineral and other taxes	1.64	1.56	1.41	1.58	1.65	1.59
Transportation and processing	7.38	7.25	7.32	7.32	7.14	7.25
Operating	3.87	4.24	3.98	4.20	4.27	4.52
Netback	24.14	21.17	20.84	19.31	21.01	23.62

(1)

May not add due to rounding. Ovintiv calculates reported netbacks using whole dollars and sales volumes. Accordingly, the calculations above may differ from the reported netbacks due to the effects of rounding both dollars and volumes.

(2)

As part of the Company's reassessment of its reporting segments (see Note 3 of the Interim Condensed Consolidated Financial Statements included in Part I, Item 1 of Ovintiv's Quarterly Report on Form 10-Q), intercompany marketing fees formerly transacted between operating segments are excluded from the Selected Financial Data table above but included in the reported netbacks. For the year ended December 31, 2024, intercompany marketing fees totaled $24 million, and for the quarterly periods presented, they ranged from $5 million to $7 million.

Ovintiv Inc.	4	Non-GAAP Definitions and Reconciliations